FTAI Aviation Ltd. Reports Fourth Quarter and Full Year 2025 Results, Increases Dividend to $0.40 per Ordinary Share
______________________________________________________________________

NEW YORK, February 25, 2026 (GLOBE NEWSWIRE) – FTAI Aviation Ltd. (NASDAQ: FTAI) (the “Company” or “FTAI”) today reported financial results for the fourth quarter and full year 2025. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q4’25
Net Income Attributable to Shareholders	$111,852
Basic Earnings per Ordinary Share	$1.09
Diluted Earnings per Ordinary Share	$1.08
Adjusted EBITDA (1)	$277,178

(1) For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
Fourth Quarter 2025 Dividends
On February 24, 2026, the Company’s Board of Directors (the “Board”) declared a cash dividend on our ordinary shares of $0.40 per share for the quarter ended December 31, 2025, payable on March 23, 2026 to the holders of record on March 13, 2026.
Additionally, on February 24, 2026, the Board declared cash dividends on its Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) and Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares (“Series D Preferred Shares”) of $0.52 and $0.59 per share, respectively, for the quarter ended December 31, 2025, payable on March 16, 2026 to the holders of record on March 9, 2026.
Business Highlights
•Updated Business Segment 2026 Adjusted EBITDA guidance from $1.525 billion to $1.625 billion, comprised of $1.05 billion from Aerospace Products and $575 million from Aviation Leasing.(1)
•Generated FY2025 Aerospace Products Adjusted EBITDA of $671.3 million, an annual increase of 76% versus FY 2024 and increase of 320% versus FY 2023.(1)
•Largely completed deployment of the inaugural SCI I partnership and launched fundraising for SCI II partnership with anchor investor commitments.(2)
•Development of FTAI Power continues on-track with first Aeroderivative product, FTAI Mod-1, expected to be delivered by Q4 2026 with planned production of 100 units in 2027.(2)
•Increased quarterly dividend for the second consecutive quarter, raising it from $0.35 to $0.40 per share, supported by continued strong free cash flow generation.
“FTAI delivered exceptional results in 2025, driven by continued demand for our Aerospace Products business and excellent execution across the Company,” said Joe Adams, Chairman and CEO. “With this performance, we are entering 2026 from a position of strength—raising our outlook, expanding production capacity, and advancing key initiatives including the next Strategic Capital partnership and the launch of FTAI Power. Combined with another increase to our quarterly dividend, these accomplishments underscore the momentum across the business. We are excited about the opportunities ahead and confident in our ability to create significant long term growth and value for our shareholders.”
(1) For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2) This is a forward-looking statement. Please see Cautionary Note Regarding Forward-Looking Statements below.

Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Center section of the Company’s website, https://www.ftaiaviation.com/, and the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Thursday, February 26, 2026 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BId6f0e16d5c034abd993d6939251624f5. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.ftaiaviation.com/. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Thursday, February 26, 2026 through 11:30 A.M. on Thursday, March 5, 2026 on https://ir.ftaiaviation.com/news-events/presentations/.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.
About FTAI Aviation Ltd.
FTAI combines advanced turbine technology and asset ownership to power the world’s most essential markets. Additional information is available at https://www.ftaiaviation.com/.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the ability to meet guidance for 2026 Adjusted EBITDA, whether SCI I will be able to complete deployment of capital and close fundraising for SCI II, FTAI Power remaining on track to deliver FTAI Mod-1 and meet planned production of 100 units on time or at all, whether FTAI will be able to meet expanded production capacity, and the ability to create significant long term growth and value for our shareholders. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact: Alan Andreini Investor Relations FTAI Aviation Ltd. (646) 734-9414 aandreini@ftaiaviation.com	Media: Tim Lynch / Aaron Palash / Kelly Sullivan Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

Exhibit - Financial Statements
FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues
Aerospace products revenue	$456,139	$342,095	$1,600,456	$1,079,821
MRE Contract revenue	106,902	—	335,788	—
Lease income	49,259	65,973	235,210	255,338
Maintenance revenue	43,418	43,915	218,499	200,809
Asset sales revenue	1,630	46,183	106,945	192,176
Other revenue (1)	4,680	653	10,511	6,757
Total revenues	662,028	498,819	2,507,409	1,734,901

Expenses
Cost of sales	368,825	257,727	1,349,719	825,884
Operating expenses	46,683	34,587	152,541	115,861
General and administrative	2,091	3,566	9,478	14,263
Acquisition and transaction expenses	9,740	8,757	28,587	32,296
Management fees and incentive allocation to affiliate	—	—	—	8,449
Internalization fee to affiliate	—	—	—	300,000
Depreciation and amortization	55,721	54,678	225,797	218,064
Asset impairment	—	—	—	962
Gain on sale of assets, net	—	(18,705)	—	(18,705)
Total expenses	483,060	340,610	1,766,122	1,497,074

Other expense
Interest expense	(60,962)	(60,881)	(247,751)	(221,721)
Loss on extinguishment of debt	—	(3,181)	—	(17,101)
Equity in earnings (losses) of unconsolidated entities (2)	10,023	(401)	(6,818)	(2,200)
Gain (loss) on sale to the 2025 Partnership	(3,703)	—	46,380	—
Other income	9,789	14,319	73,586	17,364
Total other expense	(44,853)	(50,144)	(134,603)	(223,658)
Income before income taxes	134,115	108,065	606,684	14,169
Provision for income taxes	18,553	5,617	105,620	5,487
Net income	115,562	102,448	501,064	8,682
Less: Dividends on preferred shares	3,710	7,758	17,243	32,763
Less: Loss on redemption of preferred shares	—	7,998	6,327	7,998
Net income (loss) attributable to shareholders	$111,852	$86,692	$477,494	$(32,079)

Earnings (loss) per share:
Basic	$1.09	$0.85	$4.66	$(0.32)
Diluted	$1.08	$0.84	$4.60	$(0.32)

Weighted average shares outstanding:
Basic	102,572,987	102,549,890	102,563,486	101,538,835
Diluted	103,864,940	103,603,350	103,846,914	101,538,835
(1) Includes servicing fees of $4,515 and $10,150 for the three months and year ended December 31, 2025, respectively, from the 2025 Partnership.
(2) Includes the profit elimination of $(7,036) and $(22,829) for the three months and year ended December 31, 2025, respectively, for sales to the 2025 Partnership.

FTAI AVIATION LTD.
CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands, except share and per share data)

	December 31, 2025	December 31, 2024
Assets
Current Assets
Cash and cash equivalents	$300,476	$115,116
Accounts receivable, net (1)	209,907	150,823
Inventory, net	1,193,773	551,156
Other current assets (2)	408,364	408,923
Total current assets	2,112,520	1,226,018
Leasing equipment, net	1,545,804	2,373,730
Property, plant, and equipment, net	120,068	107,451
Investments	314,156	19,048
Intangible assets, net	19,929	42,205
Goodwill	94,221	61,070
Other non-current assets	167,060	208,430
Total assets	$4,373,758	$4,037,952

Liabilities
Current Liabilities
Accounts payable	$208,224	$69,119
Accrued liabilities	90,009	96,910
Current maintenance deposits	25,439	62,552
Current security deposits	14,001	18,100
Other current liabilities	62,202	100,565
Total current liabilities	399,875	347,246
Long-term debt, net	3,448,891	3,440,478
Non-current maintenance deposits	46,237	44,179
Non-current security deposits	15,211	26,830
Other non-current liabilities	129,370	97,851
Total liabilities	$4,039,584	$3,956,584

Commitments and contingencies

Equity
Ordinary shares ($0.01 par value per share; 2,000,000,000 shares authorized; 102,573,283 and 102,550,975 shares issued and outstanding as of December 31, 2025 and 2024, respectively)	$1,026	$1,026
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 6,800,000 and 11,740,000 shares issued and outstanding as of December 31, 2025 and 2024, respectively)	68	117
Additional paid in capital	50,567	153,328
Retained earnings (accumulated deficit)	282,513	(73,103)
Shareholders' equity	334,174	81,368
Total liabilities and equity	$4,373,758	$4,037,952
(1) Includes accounts receivable from the 2025 Partnership of $47,294 and $0 as of December 31, 2025 and December 31, 2024, respectively.
(2) Includes receivables from the 2025 Partnership of $20,681 and $0 as of December 31, 2025 and December 31, 2024, respectively.

Key Performance Measures
In addition to net income (loss), the Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as a key performance measure. Adjusted EBITDA is not a financial measure in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). This performance measure provides the CODM with the information necessary to assess operational performance and make resource and allocation decisions. We believe Adjusted EBITDA is a useful metric for investors and analysts for similar purposes of assessing our operational performance.
Adjusted EBITDA is defined as net income (loss) attributable to shareholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and preferred shares and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, dividends on preferred shares and interest expense, internalization fee to affiliate, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA, if any.
Reconciliations of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures are not included in this press release because the most directly comparable GAAP financial measures are not available on a forward-looking basis without unreasonable effort.
The following table sets forth a reconciliation of net income (loss) attributable to shareholders to Adjusted EBITDA for the three months and years ended December 31, 2025 and 2024:

	Three Months Ended December 31,		Change	Year Ended December 31,		Change
(in thousands)	2025	2024		2025	2024
Net income (loss) attributable to shareholders	$111,852	$86,692	$25,160	$477,494	$(32,079)	$509,573
Add: Provision for income taxes	18,553	5,617	12,936	105,620	5,487	100,133
Add: Equity-based compensation expense	5,674	3,428	2,246	21,733	6,006	15,727
Add: Acquisition and transaction expenses	9,740	8,757	983	28,587	32,296	(3,709)
Add: Losses on the modification or extinguishment of debt and preferred shares and capital lease obligations	—	11,179	(11,179)	6,327	25,099	(18,772)
Add: Asset impairment charges	—	—	—	—	962	(962)
Add: Incentive allocations	—	—	—	—	7,456	(7,456)
Add: Depreciation and amortization expense (1)	65,720	67,647	(1,927)	267,639	262,031	5,608
Add: Interest expense and dividends on preferred shares	64,672	68,639	(3,967)	264,994	254,484	10,510
Add: Internalization fee to affiliate	—	—	—	—	300,000	(300,000)
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	18,026	(345)	18,371	34,539	(1,892)	36,431
Less: Equity in losses (earnings) of unconsolidated entities (3)	(17,059)	401	(17,460)	(16,011)	2,200	(18,211)
Adjusted EBITDA (non-GAAP)	$277,178	$252,015	$25,163	$1,190,922	$862,050	$328,872
(1) Includes the following items for the three months ended December 31, 2025 and 2024: (i) depreciation and amortization expense of $55,721 and $54,678, (ii) lease intangible amortization of $817 and $4,117 and (iii) amortization for lease incentives of $9,182 and $8,852, respectively. Includes the following items for the years ended December 31, 2025 and 2024: (i) depreciation and amortization expense of $225,797 and $218,064, (ii) lease intangible amortization of $6,710 and $15,597 and (iii) amortization for lease incentives of $35,132 and $28,370, respectively.
(2) Includes the following items for the three months ended December 31, 2025 and 2024: (i) net income of $17,059 and net loss of $401, (ii) interest expense of $2,780 and $0, (iii) depreciation and amortization expense of $(2,145) and $56, (iv) acquisition and transaction expenses of $299 and $0, and (v) tax expense of $33 and $0, respectively. Includes the following items for the years ended December 31, 2025 and 2024: (i) net income of $16,011 and net loss of $2,200, (ii) interest expense of $6,899 and $0, (iii) depreciation and amortization expense of $10,932 and $308, (iv) acquisition and transaction expenses of $769 and $0, and (v) tax benefit of $72 and $0 respectively.
(3) Excludes the profit elimination of $7,036 and $22,829 for the three months and year ended December 31, 2025, respectively, for sales to the 2025 Partnership.

In addition, the following table sets forth a reconciliation of net income attributable to shareholders to Adjusted EBITDA for Aerospace Products for the years ended December 31, 2025 and 2024:

	Year Ended December 31,		Change
(in thousands)	2025	2024
Net income attributable to shareholders	$548,346	$346,346	$202,000
Add: Provision for income taxes	102,391	22,221	80,170
Add: Equity-based compensation expense	671	309	362
Add: Acquisition and transaction expenses	3,198	4,906	(1,708)
Add: Losses on the modification or extinguishment of debt and preferred shares and capital lease obligations	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	—	—
Add: Asset impairment charges	—	—	—
Add: Incentive allocations	—	—	—
Add: Depreciation and amortization expense	15,764	6,630	9,134
Add: Interest expense and dividends on preferred shares	—	—	—
Add: Internalization fee to affiliate	—	—	—
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	3,778	(1,769)	5,547
Less: Equity in (earnings) losses of unconsolidated entities	(2,896)	1,993	(4,889)
Adjusted EBITDA (non-GAAP)	$671,252	$380,636	$290,616
(1) Includes the following items for the years ended December 31, 2025 and 2024: (i) net income of $2,896 and net loss of $1,993, (ii) depreciation and amortization expense of $954 and $224, and (iii) tax benefit of $72 and $0, respectively.